Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 14, 2022, by and among NeuroBo Pharmaceuticals, Inc. (the “Company”), Dong-A ST Co., Ltd. (“Dong-A”), and The E&Healthcare Investment Fund II, The E&Healthcare Investment Fund No. 6 and The E&Healthcare Investment Fund No. 7 (together, with their general partner, E&Investment, Inc., “E&I”).

Recitals

Whereas, this Agreement is made pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), dated as of September 14, 2022, between the Company and Dong-A.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Holders agree as follows:

1.             Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 8(d).

“Affiliate” has the meaning set forth in the Purchase Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” has the meaning set forth in the Purchase Agreement.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” has the meaning set forth in the Purchase Agreement.

“Common Stock” has the meaning set forth in the Purchase Agreement.

“Company” has the meaning set forth in the Preamble.

“Demand Registration” has the meaning set forth in Section 2(a)(ii).

“Dong-A” has the meaning set forth in the Preamble.

“Dong-A Holder” means Dong-A and its Affiliates who are stockholders of the Company at the relevant time of determination.

“E&I” has the meaning set forth in the Preamble.

“E&I Holder” means E&I and its Affiliates who are stockholders of the Company at the relevant time of determination

“Effective Date” means the date that the Registration Statement filed pursuant to Section 3(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the 60th calendar day following the Stockholder Approval (or, in the event the Commission reviews and has written comments to the Initial Registration Statement or the New Registration Statement, the 90th calendar day following the Stockholder Approval); provided, however, that if the Company is notified by the Commission that the Initial Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the 4th Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” has the meaning set forth in Section 3(b).

“Exchange Act” has the meaning set forth in the Purchase Agreement.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 3(a), the 30th calendar day following the Stockholder Approval; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Holder” or “Holders” means, collectively, the Dong-A Holder and the E&I Holder.

“Indemnified Party” has the meaning set forth in Section 6(c).

“Indemnifying Party” has the meaning set forth in Section 6(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Long-Form Registration” has the meaning set forth in Section 2(a)(i).

“Losses” has the meaning set forth in Section 6(a).

“New Registration Statement” has the meaning set forth in Section 3(a).

“Person” has the meaning set forth in the Purchase Agreement.

“Piggyback Registration” has the meaning set forth in Section 2(b).

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the Nasdaq Capital Market.

“Proceeding” has the meaning set forth in the Purchase Agreement.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Registrable Securities” means, as of any date of determination, (a) all shares of the Common Stock owned by any Holder, (b) all of the shares of the Common Stock then issued and issuable upon conversion in full of the Preferred Stock (assuming on such date the shares of the Preferred Stock are convertible in full without regard to any conversion limitations therein), (c) all of the Warrant Shares then issued and issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, including (in each case) the amendments and supplements to such Registration Statements, including post-effective amendments thereto, all exhibits and all material incorporated by reference or deemed to be incorporated by reference by the Company in such Registration Statements.

“Remainder Registration Statements” has the meaning set forth in Section 3(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (a) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the Commission and (b) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B attached hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Short-Form Registration” has the meaning set forth in Section 2(a)(ii).

“Stockholder Approval” has the meaning set forth in the Purchase Agreement.

“Trading Day” has the meaning set forth in the Purchase Agreement.

“Trading Market” has the meaning set forth in the Purchase Agreement.

2.              Demand & Piggyback Registration.

(a)            Mandatory Registration.

(i)            At any time after obtaining the Stockholder Approval, for so long as the Dong-A Holder owns any Registrable Securities, the Dong-A Holder may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any successor form thereto (each a “Long-Form Registration”). Each request for a Long-Form Registration shall specify the approximate number of Registrable Securities required to be registered. Upon receipt of such request, the Company shall promptly (but in no event later than 15 days following receipt thereof) deliver notice of such request to the other Holders who shall then have 15 days from the date such notice is given to notify the Company in writing of their desire to be included in such registration. The Company shall cause a Registration Statement on Form S-1 (or any successor form) to be filed (or confidentially submitted in draft form to the Commission) within forty-five (45) days after the date on which the initial request is given and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter. The Dong-A Holder shall have the right to require the Company to effect two (2) Long-Form Registrations; provided, further that a Registration Statement shall not count as a Long-Form Registration requested under this section unless and until it has become effective and the Dong-A Holder is able to register and sell at least 50% of the Registrable Securities requested to be included in such registration.

(ii)           At such time as the Company shall have qualified for the use of a Registration Statement on Form S-3, the Dong-A Holder shall have the right to request an unlimited number of registrations of their Registrable Securities on Form S-3 or any similar short-form registration (each a “Short-Form Registration” and, together with each Long-Form Registration, a “Demand Registration”). Upon receipt of any such request, the Company shall promptly (but in no event later than 15 days following receipt thereof) deliver notice of such request to the other Holders who shall then have 15 days from the date such notice is given to notify the Company in writing of their desire to be included in such registration.

(iii)         The Company shall not be obligated to effect any Demand Registration within 60 days after the effective date of a previous Demand Registration or a previous registration in which Registrable Securities were included pursuant to Sections 2(b) or 3(a).

(iv)          The Company shall not include in any Demand Registration any securities that are not Registrable Securities held by a Holder. If a Demand Registration involves an underwritten offering and the managing underwriter of the requested Demand Registration advises the Company and the Dong-A Holder in writing that in its opinion the number of shares of Common Stock proposed to be included in the Demand Registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock that can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such registration would adversely affect the price per share of the Registrable Securities proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration (i) first, the number of Registrable Securities that Dong-A Holder proposes to sell, and (ii) second, the number of Registrable Securities that any other Holder and its Affiliates proposes to sell.

(v)            If the Dong-A Holder initially requesting a Demand Registration elects to distribute the Registrable Securities covered by their request in an underwritten offering, they shall so advise the Company as a part of their request made pursuant to Section 2(a)(i) or Section 2(a)(ii) and the Company shall include such information in its notice to the other Holders. Dong-A shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering with the written consent of the Company, which shall not be unreasonably withheld, conditioned or delayed.

(b)            Piggyback Registration. Whenever the Company proposes to register any shares of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used to register any Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than ten (10) days prior to the filing of such Registration Statement or its confidential submission to the Commission in draft form) to the Holders of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from such Holders within ten (10) days after the Company’s notice has been given to such Holder. The Company may postpone or withdraw the filing or effectiveness of a Piggyback Registration at any time in its sole discretion. A Piggyback Registration shall not be considered a Demand Registration for purposes of this Agreement.

(c)            Limitations on Demand Registrations. The Company may postpone for up to sixty (60) days the filing or effectiveness of a Registration Statement for a Demand Registration if the Company’s Board determines in its reasonable good faith judgment that such Demand Registration would (i) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, (ii) materially interfere with a significant transaction involving the Company; or (iii) render the Company unable to comply with requirements under the Securities Act or the Exchange Act; provided, that in such event the Dong-A Holder shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder, and the Company shall pay all registration expenses in connection with such registration. The Company may delay a Demand Registration hereunder only two (2) times in any period of twelve (12) consecutive months.

3.              Registration.

(a)           On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-1 and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” section substantially in the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). Notwithstanding the registration obligations set forth in this Section 3, in the event the Commission seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by a Holder under Rule 415 at then-prevailing market prices (and not fixed prices), or if after the filing of the initial Registration Statement with the Commission pursuant to this Section 3(a), the Company is otherwise required by the Commission to reduce the number of Registrable Securities included in the Initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such initial Registration Statement (after consulting with Holders and their legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Commission shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09, in each case without naming any Holder as an underwriter in the Registration Statement. Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering without naming any Holder as an underwriter (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the Registrable Securities to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the Registrable Securities to be included by any Person other than a Holder and second, the Company shall reduce or eliminate any Registrable Securities which are Warrant Shares, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, as described above, the Company will file with the Commission, as promptly as allowed by the Commission or SEC Guidance, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). No Holder shall be named as an “underwriter” in any such Registration Statement.

(b)          The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed,” or not be subject to further review and the effectiveness of such Registration Statement may be accelerated), and, subject to Section 3(e), shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act for so long as a Holder owns Registrable Securities (the “Effectiveness Period”). The Company shall promptly notify Holders via facsimile or electronic mail of the effectiveness of a Registration Statement or any post-effective amendment thereto on or before the 1st Trading Day after the date that the Company telephonically confirms effectiveness with the Commission. The Company shall, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(c)           At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company reasonably requires in connection with the filing from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any reasonable requests for further information as described in the previous sentence. If a Holder returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or reasonable request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 3(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(d)           Each Holder acknowledges and agrees that Form S-3 is not initially available for the registration of the resale of Registrable Securities hereunder. The Company (i) shall register the resale of the Registrable Securities on Form S-1 as provided herein, (ii) undertakes to use its commercially reasonable efforts to register the Registrable Securities on Form S-3 after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission and (iii) shall, after such time as the Registrable Securities have been registered on Form S-3, maintain the effectiveness of such Registration Statement on Form S-3 consistent with the provisions of Section 3(b) hereof.

4.              Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than two (2) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), (i) furnish to each Holder copies of such Registration Statement, the Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of, and reasonable comment by, such Holder and its legal counsel, and the Company shall give due consideration to all such comments reasonably proposed (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Trading Day or two (2) Trading Day period, as the case may be, then the Company shall be permitted to file such Registration Statement, Prospectus or amendment or supplement thereto without incurring liability under this Section 4(a)) and (ii) use commercially reasonable efforts to cause its directors, officers, professional advisors and independent registered public accountants to cooperate with, and promptly respond to inquiries from, each Holder or its counsel as promptly as practicable. The Company shall not file any Registration Statement or Prospectus or any amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing at least one (1) Trading Day prior to the filing of any such Registration Statement or Prospectus, and any amendment or supplement thereto, as applicable.

(b)           Subject to Section 4(h): (i) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities cease to be Registrable Securities or shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that in the event the Company informs the Holders in writing that it does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities, the Company shall deliver to the Holders a copy of the Prospectus in electronic format and each such Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Registrable Securities, and each Holder agrees to dispose of Registrable Securities in compliance with the “Plan of Distribution” described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 4(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed. In the case of the Company’s proposed response to any comments received from the Commission with respect to any Registration Statement or any amendment or supplement thereto, the Company shall provide each Holder and its counsel a reasonable opportunity to review and comment on such response prior to its filing with the Commission, and the Company shall give due consideration to all such comments reasonably proposed.

(c)           Notify the Holders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made, but shall not contain any material, non-public information regarding the Company), as promptly as reasonably practicable via facsimile or electronic mail (and, in the case of (i)(A) below, not less than two (2) Trading Days prior to such filing) and no later than one (1) Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each Holder true and complete copies of all such comments and all written responses thereto); and (C) with respect to each Registration Statement or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information from any Holder as a “Selling Stockholder”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; and (vi) of the occurrence or existence of any pending corporate development with respect to the Company believes may be material and that, in the reasonable determination of the board of directors of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus.

(d)           Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)           If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f)            Prior to any resale of the Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by a Holder under the securities or Blue Sky laws of such jurisdictions as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (y) subject itself to any material tax in any such jurisdiction where it is not then so subject, or (z) file a general consent to service of process in any such jurisdiction.

(g)           If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates or book-entry statements representing the Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates or book-entry statements shall be free, to the extent permitted by the Purchase Agreement, and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may reasonably request.

(h)           Following the occurrence of any event contemplated by Section 4(c), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading. If the Company notifies Holders in accordance with clauses (iii) through (vi) of Section 4(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 4(h) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed sixty (60) calendar days (which need not be consecutive days) in any 12-month period without incurring liability for Liquidated Damages otherwise required pursuant to Section 3(c). For the avoidance of doubt, the time periods described in the preceding sentence shall not include suspensions of availability arising from the filing of a post-effective amendment to a Registration Statement to update the Prospectus therein to include the information contained in the Company’s Annual Report on Form 10-K, including any time reasonably required to provide a response to any comments of the staff of the Commission on such amendment.

(i)            The Company may require each selling Holder to furnish to the Company (i) the number of shares of the Common Stock beneficially owned by Holder, (ii) any Financial Industry Regulatory Authority, Inc. (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock beneficially owned by any Holder, and (iv) any other information relating to the Dong-A Holder or the Licensed Products under the License Agreement required to address any written request by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities because any Holder fails to furnish the information described (x) in clauses (i) – (iii) of this Section 4(i) within three (3) Trading Days of the Company’s request therefor and (y) in clause (iv) of this Section 4(i) within the amount of time reasonably necessary for such Holder to furnish (and, if necessary, translate) such information following the Company’s request therefor, then, in either case, any Liquidated Damages that are accruing at such time shall be suspended as to such Holder only, until such information is delivered to the Company; provided, however, if the failure of any Holder to furnish the required information results in the occurrence of an Event under Section 3(c), any Liquidated Damages that are accruing at such time shall be tolled and any such Event that occurs as a result thereof shall be suspended until such time as the Holder furnishes such information.

(j)            The Company shall cooperate with any registered broker through which any such Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as reasonably requested by such Holder, and the Company shall pay the filing fee required for the first such filing within five (5) Business Days of the request therefor.

(k)          The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Holders of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(l)            The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this paragraph.

5.              Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel to any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company pursuant to Section 4(j) hereof, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or any legal fees or other costs of any Holder except to the extent expressly contemplated hereby.

6.              Indemnification.

(a)           Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder and its Affiliates, directors, officers, stockholders, members, partners, managers, employees, representatives, investment advisers and agents, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the directors, officers, stockholders, members, partners, managers, employees, representatives, investment advisers and agents of each such controlling Person, to the fullest extent permitted by applicable law, from and against, and shall pay and reimburse them for, any and all losses, claims, damages, liabilities, obligations, contingencies, amounts paid in settlement in accordance with Section 6(c), costs and expenses (including, without limitation, all judgments, amounts paid in settlements, court costs, reasonable costs of preparation and investigation and reasonable attorneys’ fees) (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or any omission or alleged omission to state a material fact required to be stated in any Registration Statement, Prospectus or amendment or supplement thereto or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company or its agents of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to any Registration Statement; provided, however, that in the case of clause (i) above the Company shall not have such an indemnification obligation to the extent, but only to the extent, that such Losses arise out of or are based upon: (A) any such untrue statements, alleged untrue statements, omissions or alleged omissions that are made solely in reliance upon and in conformity with (x) information furnished in writing to the Company by any such Holder expressly for use in such Registration Statement, Prospectus or amendment or supplement thereto, or (y) information regarding such Holder relating to such Holder’s proposed method of distribution of Registrable Securities that was reviewed and approved in writing by such Holder expressly for use in such Registration Statement, Prospectus or amendment or supplement thereto (it being understood that such Holder has approved Annex A hereto for this purpose); or (B) in the case of an occurrence of an event of the type specified in Section 4(c)(iii)-(vi), the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective, and prior to the receipt by such Holder of the Advice (as contemplated by and defined in Section 8(d) below); or (C) such Holder’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required pursuant to Rule 172 under the Securities Act (or any successor rule), to the Persons asserting an untrue statement, alleged untrue statement, omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. The Company’s indemnification obligation under this Section 6(a) shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by any Holder.

(b)           Indemnification by Holders. Holders shall, severally and not jointly, indemnify and hold harmless the Company and its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or amendment or supplement thereto, or that arise out of or are based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or supplement thereto, in light of the circumstances under which they were made) not misleading; provided, however, that a Holder shall be so obligated only to the extent that such Losses arise out of or are based solely upon: (A) any such untrue statements, alleged untrue statements, omissions or alleged omissions that are based upon (x) information furnished in writing to the Company by such Holder expressly for use in such Registration Statement, Prospectus or amendment or supplement thereto and such untrue statement or alleged untrue statement or omission or alleged omission had not been corrected in such Prospectus or any amendment or supplement thereto prior to the sale of Registrable Securities to such Person asserting the applicable indemnification claim or (y) information relating to such Holder’s proposed method of distribution of Registrable Securities that was reviewed and approved in writing by such Holder expressly for use in such Registration Statement, Prospectus or amendment or supplement thereto (it being understood that such Holder has approved Annex A hereto for this purpose); or (B) in the case of an occurrence of an event of the type specified in Section 4(c)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective, and such Holder has received and elected to disregard the Advice (as contemplated by and defined in Section 8(d) below). In no event shall the indemnification obligation of any Holder under this Section 6(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings.

(i)            If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

(ii)          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that such representation would be inappropriate due to actual or potential differing interests between or among the Indemnifying Party, the Indemnified Party and any other party represented in such Proceeding (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties (other than any local litigation counsel to the extent the Indemnified Party determines in good faith that retaining such counsel is reasonably necessary). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and such settlement does not include any non-monetary limitation on the actions of any Indemnified Party or any of its Affiliates or any admission of fault or liability on behalf of any such Indemnified Party or its Affiliates.

(iii)         Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6) shall be paid to the Indemnified Party, as incurred, within twenty (20) calendar days of delivering written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 6, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action. In respect of the indemnification provided for hereunder, the Indemnifying Party shall be subrogated to all rights of the Indemnified Party and its Affiliates with respect to all third parties relating to the matter for which an indemnification claim has been made hereunder.

(d)            Contribution.

(i)            If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6 was available to such party in accordance with its terms.

(ii)           The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), (A) a Holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 6. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(iii)         The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

7.              Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees, so long as any Holder beneficially owns any Registrable Securities, to use its commercially reasonable efforts to:

(a)           make and keep adequate current public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b)           file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof;

(c)           furnish to such Holder forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company (unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system), (ii) a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act and Rule 144 under the Securities Act and (iii) such other reports, documents or information as Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing Holder to sell any such securities without registration; and

(d)           take such additional action as is reasonably requested by a Holder to enable such Holder to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Transfer Agent as may be reasonably requested from time to time by any Holder and otherwise fully cooperate with each Holder and its broker to effect such sale of securities pursuant to Rule 144.

8.              Miscellaneous.

(a)           Remedies. Subject to the limitations set forth elsewhere in this Agreement, in the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           The Company shall not be permitted to include securities of the Company for its own account in the Registration Statements unless approved in writing by Holders holding no less than a majority of the then outstanding Registrable Securities.

(c)           Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement, and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(d)           Discontinued Disposition. By its acquisition of the Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(c)(iii)-(vi) (which notice shall not contain any material, non-public information regarding the Company), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)           No Inconsistent Agreements. The Company has not entered, as of the date hereof, nor shall the Company, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to Holders in this Agreement or otherwise conflicts with the provisions hereof.

(f)            Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding no less than a majority of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding anything to the contrary in this Section 7(f), any amendment of this Agreement or waiver of any provision of this Agreement that affects one Holder (solely in its capacity as such) in a manner that is adverse to such Holder and is materially different from the effect of such amendment or waiver on other Holders (solely in such capacity) shall require the written consent of such Holder.

(g)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h)           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder to any of its Affiliates or in the manner and to the Persons as permitted under the Purchase Agreement provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(i)            Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(j)            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k)          Cumulative Remedies. Except as provided herein, the remedies provided herein are cumulative and not exclusive of any other remedies provided by law. No waiver of any provision of this Agreement or of any breach of this Agreement shall be deemed a waiver of any other provision of this Agreement or of any preceding or succeeding breach of this Agreement. No waiver or extension of time for the performance of any obligation hereunder shall be deemed a waiver or extension of time for the performance of any other obligation hereunder.

(l)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)          Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(n)           Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may be reasonably required to carry out the transactions contemplated hereby and to evidence the fulfilment of the agreements contained herein.

Signatures on the Following Page

In Witness Whereof, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NeuroBo Pharmaceuticals, Inc.

By:	/s/ Gil Price
Name:	Gil Price, M.D.
Title:	Chief Executive Officer and President

Signature Page to

Registration Rights Agreement

In Witness Whereof, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Dong-A ST Co., Ltd.

By:	/s/ Min Young Kim
Name:	Min Young Kim
Title:	Chief Executive Officer

Signature Page to

Registration Rights Agreement

In Witness Whereof, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

The E&Healthcare Investment Fund II

By: E&Investment, Inc.
its General Partner

By:	/s/ Na Yeon Kim
Name:	Na Yeon Kim
Title:	Chief Executive Officer

The E&Healthcare Investment Fund No. 6

By: E&Investment, Inc.
its General Partner

By:	/s/ Na Yeon Kim
Name:	Na Yeon Kim
Title:	Chief Executive Officer

The E&Healthcare Investment Fund No. 7

By: E&Investment, Inc.
its General Partner

By:	/s/ Na Yeon Kim
Name:	Na Yeon Kim
Title:	Chief Executive Officer

Signature Page to

Registration Rights Agreement

Annex A

Plan of Distribution

PLAN OF DISTRIBUTION

We are registering the shares of the Common Stock (i) issued to or currently held by the selling stockholders, (ii) issuable upon conversion of the Series A Convertible Preferred Stock issued to the selling stockholders and (iii) issuable upon exercise of the warrants issued to the selling stockholders to permit the resale of these shares of the Common Stock by the holders of the shares of the Common Stock, Series A Convertible Preferred Stock and the warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of the Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of the Common Stock.

The selling stockholders may sell all or a portion of the shares of the Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of the Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of the Common Stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

Annex A-1

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, as amended, or the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling shares of the Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of the Common Stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.01.

In connection with sales of the shares of the Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of the Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of the Common Stock short and if such short sale shall take place after the date that this registration statement is declared effective by the Commission, the selling stockholders may deliver shares of the Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of the Common Stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on this registration statement to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the Securities and Exchange Commission.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of the Common Stock, Series A Convertible Preferred Stock or the warrants owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of the Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of selling stockholders to include the pledgees, transferees or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of the Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

Annex A-2

The selling stockholders and any broker-dealer or agent participating in the distribution of the shares of the Common Stock may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act including Rule 172 thereunder and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling stockholder has informed us that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. Upon our being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of the Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.

Under the securities laws of some states, the shares of the Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of the Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of the Common Stock registered pursuant to the registration statement of which this prospectus forms a part.

Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of the Common Stock by the selling stockholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of the Common Stock to engage in market-making activities with respect to the shares of the Common Stock. All of the foregoing may affect the marketability of the shares of the Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of the Common Stock.

Annex A-3

We will pay all expenses of the registration of the shares of the Common Stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the registration rights agreement, or we may be entitled to contribution.

* * *

Annex A-4

Annex B

NEUROBO PHARMACEUTICALS, INC.
SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the capital stock, par value $0.001 per share, of NeuroBo Pharmaceuticals, Inc., a Delaware corporation (the “Company”) understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-1 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

In order to sell or otherwise dispose of any of the Registrable Securities pursuant to the Resale Registration Statement, a holder of the Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of the Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Registration Rights Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of the Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of the Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of the Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.            Name.

(a)           Full Legal Name of Selling Stockholder:

Annex B-1

(b)           Full Legal Name of Registered Holder (if not the same as (a) above) through which the Registrable Securities Listed in Item 3 below are held:

(c)           Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.            Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.            Beneficial Ownership of the Registrable Securities:

(a)           Type and Number of the Registrable Securities beneficially owned:

(b)           Number of shares of the Common Stock to be registered pursuant to this Notice for resale:

4.            Broker-Dealer Status:

(a)           Are you a broker-dealer?

Yes   ☐   No   ☐

Annex B-2

(b)           If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐   No   ☐

Note:      If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)           Are you an affiliate of a broker-dealer?

Yes   ☐   No   ☐

Note:      If yes, provide a narrative explanation below:

(d)           If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐   No   ☐

Note:      If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.            Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

Annex B-3

6.            Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.            Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

Annex B-4

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including, without limitation the answers to this Questionnaire) are correct.

Annex B-5

In Witness Whereof, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

[Insert Name of Beneficial Owner]

Dated:	By:
Name:
Title:

Annex B-6